UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

ADTRAN, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

901 Explorer Boulevard
Huntsville, Alabama 35806-2807
(Address of principal executive offices, including zip code)

(256) 963-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 27, 2006, ADTRAN, Inc. (the "Company") announced that at its Board of Directors meeting on January 23, 2006, the Board of Directors accepted the resignation of Richard A. Anderson as a director and appointed Danny J. Windham to fill the vacancy created by Mr. Anderson's resignation effective January 23, 2006. Mr. Windham currently serves as President, Chief Operating Officer and Secretary of the Company. A copy of the press release announcing Mr. Windham’s appointment and Mr. Anderson’s resignation is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed with this report.

Exhibit No.		Description
99.1	-	Press Release dated January 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)

Date: January 27, 2006	/s/James E. Matthews
James E. Matthews Senior Vice President - Finance, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.		Description
99.1	-	Press Release dated January 27, 2006